UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016 (October 25, 2016)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On October 25, 2016, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Time, to discuss results of operations for the quarter and nine months ended September 30, 2016. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.
During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.
NON-GAAP FINANCIAL MEASURES

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2016	2016	2015	2016	2015

Core non-interest expenses:
Total non-interest expense	$26,842	$26,505	$26,112	$79,629	$87,804
Less: System upgrade costs	423	90	—	513	—
Less: Acquisition-related costs	—	—	108	—	9,884
Less: Pension settlement charges	—	—	82	—	454
Less: Other non-core charges	—	—	—	—	185
Core non-interest expenses	$26,419	$26,415	$25,922	$79,116	$77,281

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2016	2016	2015	2016	2015

Efficiency ratio:
Total non-interest expense	26,842	26,505	26,112	79,629	87,804
Less: Amortization of intangible assets	1,008	1,007	1,127	3,023	2,944
Adjusted non-interest expense	25,834	25,498	24,985	76,606	84,860

Total non-interest income	13,538	12,367	11,906	38,959	35,340

Net interest income	26,123	26,308	25,536	78,198	71,748
Add: Fully tax-equivalent adjustment	$497	$502	$525	$1,508	$1,462
Net interest income on a fully taxable-equivalent basis	$26,620	$26,810	$26,061	$79,706	$73,210

Adjusted revenue	$40,158	$39,177	$37,967	$118,665	$108,550

Efficiency ratio	64.33%	65.08%	65.81%	64.56%	78.18%

Efficiency ratio adjusted for non-core charges:
Core non-interest expenses	$26,419	$26,415	$25,922	$79,116	$77,281
Less: Amortization of intangible assets	$1,008	$1,007	$1,127	$3,023	$2,944
Adjusted non-interest expense	25,411	25,408	24,795	76,093	74,337

Adjusted revenue	$40,158	$39,177	$37,967	$118,665	$108,550

Efficiency ratio adjusted for non-core charges	63.28%	64.85%	65.31%	64.12%	68.48%

	At or For the Three Months Ended
	September 30,	June 30,	March 31	December 31,	September 30,
(in $000’s)	2016	2016	2016	2015	2015

Tangible Equity:
Total stockholders' equity, as reported	$440,637	$437,753	$428,486	$419,789	$424,760
Less: goodwill and other intangible assets	147,005	147,971	148,997	149,617	151,339
Tangible equity	$293,632	$289,782	$279,489	$270,172	$273,421

Tangible Assets:
Total assets, as reported	$3,363,585	$3,333,455	$3,294,929	$3,258,970	$3,228,830
Less: goodwill and other intangible assets	147,005	147,971	148,997	149,617	151,339
Tangible assets	$3,216,580	$3,185,484	$3,145,932	$3,109,353	$3,077,491

Tangible Book Value per Common Share:
Tangible equity	$293,632	$289,782	$279,489	$270,172	$273,421
Common shares outstanding	18,195,986	18,185,708	18,157,932	18,404,864	18,400,809

Tangible book value per common share	$16.14	$15.93	$15.39	$14.68	$14.86

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$293,632	$289,782	$279,489	$270,172	$273,421
Tangible assets	$3,216,580	$3,185,484	$3,145,932	$3,109,353	$3,077,491

Tangible equity to tangible assets	9.13%	9.10%	8.88%	8.69%	8.88%

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 31, 2016	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 25, 2016 to discuss results of operations for the quarter and year period ended September 30, 2016

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.